UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 October 24, 2007 (Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.

(Exact name of registrant as specified in its charter)

Michigan	0-24676	38-2505723

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202

(Address of principal executive offices)

(313) 871-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

                On October 24, 2007, registrant announced its results of operations for the second quarter and first six months of fiscal 2008, as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

c)             Exhibits.

Exhibit No.             Description

99.1         Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated October 24, 2007 announcing its results of operations for the second quarter and first six months of fiscal 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD.

Date: October 24, 2007	By:	/s/ Daniel H. Movens

Daniel H. Movens
Chief Executive Officer

Exhibit Index

99.1	Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated October 24, 2007 announcing its results of operations for the second quarter and first six months of fiscal 2008.
2